Exhibit 10.1
LIMITED GUARANTY AGREEMENT
     THIS LIMITED GUARANTY AGREEMENT is made effective as of the 29th day of October, 2007, by TRI-ISTHMUS GROUP, INC., a Delaware corporation, having a notice address at 149 South Barrington Avenue, Suite 808, Los Angeles, California 90049 (whether one or more, “Guarantor”), in favor of VALLIANCE BANK (“Lender”), having a notice address at 1601 N.W. Expressway, Oklahoma City, Oklahoma 73118.
W I T N E S S E T H:
     WHEREAS, Lender is the holder of a certain $4,400,000.00 promissory note of even date herewith (the “Note”) executed and delivered by Rural Hospital Acquisition, L.L.C., an Oklahoma limited liability company (“Borrower”), and secured, without limitation, by the collateral documents as described in the Note (collectively, the “Security Instruments”);
     WHEREAS, the Note, Security Instruments and all other documents or instruments executed in connection with or to evidence or secure the Note, as all of such documents may be amended, modified or replaced, are herein referred to collectively as the “Loan Documents”;
     WHEREAS, it is a condition precedent to Lender’s acceptance of the Loan Documents that Guarantor execute and deliver this Guaranty; and
     WHEREAS, except as otherwise provided in this Guaranty, capitalized terms used in this Guaranty shall have the same meanings as set forth in the Note.
     NOW, THEREFORE, in consideration of Lender’s acceptance of the Loan Documents, in consideration of the benefits to accrue to Guarantor therefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Lender as follows:
     1. The Guaranty. Subject to the limitations set forth in paragraph 15, Guarantor hereby absolutely, irrevocably, and unconditionally guarantees to Lender the performance and payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) of all liabilities and obligations, if any, now or hereafter owing by Borrower to Lender under the Note and the other Loan Documents, and all renewals, modifications, consolidations, replacements, extensions and amendments thereof, including, without limitation, principal, interest, late charges, after-default interest, reasonable attorneys’ fees and collection costs, and all other liabilities and obligations of Borrower to Lender which become due, if ever, under the Note and the other Loan Documents (the foregoing being hereinafter referred to as the “Guaranteed Obligations”). Guarantor agrees that Guarantor’s liability under this Guaranty shall be primary and direct, and that Lender shall not be required to pursue any right or remedy it may have against Borrower under the Note or otherwise (and shall not be required to first commence any action or obtain any judgment against Borrower or against property of Borrower in which Lender holds a security interest) before enforcing this Guaranty against Guarantor with respect to the Guaranteed Obligations.

     2. Continuing Guaranty. Subject to the limitations set forth in paragraph 15, this Guaranty is an absolute, unconditional and continuing guaranty of performance and payment of the Guaranteed Obligations and shall continue to be in force and to be binding upon Guarantor until the Guaranteed Obligations have been paid in full. No notice of the Guaranteed Obligations as to which this Guaranty may apply, or of any renewal, modification, consolidation, repayment, extension or amendment thereof need be given to Guarantor and none of the foregoing acts shall release Guarantor from liability hereunder. Guarantor hereby expressly waives (a) demand for payment or performance, presentment, protest, notice of dishonor, nonpayment or nonperformance of any and all forms of the Guaranteed Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Guaranteed Obligations now or hereafter provided by any statute, law, rule or regulation; (d) all claims and/or rights of counterclaim, recoupment, setoff or offset; (e) any and all rights or defenses arising by reason of election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including, without limitation, loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Guaranteed Obligations; (f) any disability of Borrower of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender of the Guaranteed Obligations; (g) any right to claim discharge of the Guaranteed Obligations on the basis of impairment of any collateral for the Guaranteed Obligations; (h) any statute of limitations; (i) any defenses given to guarantors at law or in equity other than actual payment and performance of the Guaranteed Obligations; (j) any defenses given to Guarantor by any failure, neglect or omission by Lender to perfect in any manner the collection of the Guaranteed Obligations or the security given therefor, including the failure or omission to seek a deficiency judgment against Borrower; (k) any benefits and rights that Guarantor may have under 15 Okla. Stats. §§ 323, 334, 335, 337 and 338 (2001), as may be amended from time to time, and to the extent the Guaranteed Obligations are secured by a mortgage on interests in real property, 12 Okla. Stats. § 686 (2001), as the same may be amended from time to time; and (l) any and all other defenses of Borrower pertaining to the Guaranteed Obligations, except the defense of discharge by payment. Guarantor shall not be exonerated with respect to Guarantor’s liability under this Guaranty by any act or thing except payment or performance of the Guaranteed Obligations. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.
     3. Other Transactions. Lender is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by Borrower or by any other person, or to forward or deliver any or all such collateral and security directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to Guarantor; (b) to amend, modify, extend or supplement the Note (other than an increase in the face amount thereof by a written amendment or modification of the Note executed by Borrower), or other agreement with respect to the Guaranteed Obligations, to waive compliance by Borrower with the respective terms thereof and to settle or compromise any of the Guaranteed Obligations without notice to Guarantor and without in any manner affecting the absolute liability of Guarantor hereunder; and (c) to assign from time to time all or any part of Lender’s interest in the Note, this Guaranty and all other documents securing performance and payment of the Loan. The liability of Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of Lender to realize upon any of the Guaranteed Obligations of Borrower to Lender, or upon any collateral or security for any or all of the Guaranteed Obligations, nor by the taking by Lender of (or the failure to take) any other guaranty or guaranties to secure the Guaranteed Obligations, nor by the taking by Lender of (or the failure to take or the failure to perfect its security in) collateral or security of any kind. Guarantor acknowledges that this Guaranty is in effect and binding as to Guarantor without reference to whether this Guaranty is signed by any other person or persons, and agrees that as to Guarantor, this Guaranty shall continue in full force and effect, both as to the Guaranteed Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Guaranteed Obligations or any part thereof.
     4. Rights Against Borrower. So long as any Guaranteed Obligations remain unpaid, performance by Guarantor under this Guaranty will not entitle Guarantor to any payment by Borrower under any claim for contribution, indemnification, subrogation or otherwise. In any event, Guarantor hereby subordinates to Lender any claim against Borrower for contribution, indemnification, subrogation or otherwise arising from performance by Guarantor under this Guaranty. The provisions of this paragraph shall survive termination of this Guaranty pursuant to clause (b) in paragraph 10.
     5. Application of Payments. Any and all payments upon the Guaranteed Obligations made by Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Guaranteed Obligations may be applied by Lender on such items of the Guaranteed Obligations as Lender may elect. Any payment made by Guarantor under this Guaranty shall be effective to reduce or discharge the liability of Guarantor hereunder only if accompanied by written advice received by Lender advising Lender that such payment is made under this Guaranty for such purpose.
     6. Guarantor’s Warranties. Guarantor warrants and represents to Lender that this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditors’ rights generally. Guarantor warrants to Lender that Guarantor has a substantial economic interest in Borrower, and that Guarantor expects to derive direct and substantial economic benefits from transactions resulting in the creation of the Guaranteed Obligations. Lender may rely conclusively on a continuing warranty hereby made that Guarantor continues to be benefited by Lender’s extension of credit to Borrower and Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

     7. Recovery of Payment. If any payment received by Lender from Borrower or any other obligor and applied to the Guaranteed Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Guaranteed Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable against Guarantor as to such Guaranteed Obligations as fully as if such application had never been made.
     8. New Promise. Any acknowledgment or new promise, whether supported by payment of principal or interest or otherwise and whether made by Borrower or others (including Guarantor) with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of Guarantor against Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations with respect to such promise.
     9. Discharge. Subject to the limitations set forth in paragraph 15, until each and every one of the Guaranteed Obligations are performed in full, the obligations of Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Lender whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of Guarantor, nor shall any modification of any of the obligations of Borrower or the release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of Guarantor hereunder, and Guarantor hereby expressly waives and surrenders any defense to Guarantor’s liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers or any of them, it being the purpose and intent of the parties hereto that the Guaranteed Obligations of Borrower constitute the direct and primary obligations of Guarantor and that the covenants, agreements and all obligations of Guarantor hereunder be absolute, unconditional and irrevocable.
     10. Termination. Any provision hereof to the contrary notwithstanding, this Guaranty shall terminate and will be released by Lender upon request of Guarantor on the earlier of (a) the date on which all of the Guaranteed Obligations have been performed in full, all in accordance with the provisions of the Note and other Loan Documents, or (b) the date on which Guarantor’s obligations under paragraph 15 of this Guaranty have been performed in full.
     11. Remedies. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by Lender, shall be deemed to be in exclusion of any of the other remedies available to Lender and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have hereunder and with respect to the Guaranteed Obligations. Guarantor agrees that included within the equitable remedies available to Lender hereunder is the right of Lender to elect to have any and all of the obligations and agreements of Guarantor hereunder specifically performed.
     12. Judicial Actions. Guarantor hereby waives any and all right to cause a marshaling of the assets of Borrower, or to cause Lender to proceed against any security for the Guaranteed Obligations or any other recourse which Lender may have with respect thereto or to set off the value of any such security, and further waives any and all requirements that Lender institute any action or proceeding at law or in equity against Borrower or anyone else, or with respect to the Note, or any collateral security therefor, as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, Guarantor upon this Guaranty, it being agreed that upon the occurrence of an Event of Default, failure to cure same within the applicable time and acceleration of the Guaranteed Obligations, the obligations of Guarantor hereunder shall without further act mature immediately and automatically, without further notice or demand or any other action by Lender. Guarantor further acknowledges that time is of the essence with respect to Guarantor’s obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstances, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.
     13. Bankruptcy of Borrower. Guarantor expressly agrees that Guarantor’s liability and obligations under this Guaranty shall not in any way be affected by the institution by or against Borrower or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Guaranteed Obligations pursuant to any such bankruptcy or similar laws or other law shall not discharge or otherwise affect in any way the liabilities and obligations of Guarantor under this Guaranty, and that upon the institution of any of the above actions, at the sole discretion of Lender, such liabilities and obligations shall be enforceable against Guarantor.
     14. Financial Information. Guarantor shall provide Lender with annual financial statements within one hundred twenty (120) days of the end of each fiscal year of Borrower, and copies of its Federal income tax return within fifteen (15) days of filing.
     15. Limitation on Guaranty Obligation. Notwithstanding any other provision hereof, Guarantor’s maximum liability and obligation under this Guaranty shall not exceed $750,000.00 of the Guaranteed Obligations, plus the costs of collection and enforcement incurred by Lender in connection with enforcement of its rights under this Guaranty pursuant to clause (a) of paragraph 16.
     16. General.
     a. Guarantor agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender arising out of or in connection with any failure of Guarantor to fully and timely perform Guarantor’s liabilities and obligations hereunder.
     b. No delay on the part of Lender in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.
     c. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of Guarantor.
     d. All notices, requests and demands required under this Guaranty will be sent by facsimile, served personally or by registered or certified mail to the respective addresses of Guarantor and Lender set forth in this Guaranty or at such other address as given to the other party in writing; if sent by facsimile or served personally, such notices, requests and demands shall be deemed given when actually delivered to the other party and if sent by registered or certified mail, they shall be deemed given three (3) business days after the date on which they are deposited in the United States mail.
     e. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF OKLAHOMA FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.
     f. GUARANTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT HE/SHE/IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL. GUARANTOR ACKNOWLEDGES THAT HE/SHE/IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION. THIS GUARANTY CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND LENDER IS AUTHORIZED AND EMPOWERED TO FILE THIS GUARANTY WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.
     g. Paragraph headings herein are for convenience only and shall not be deemed part of this Guaranty.

     h. When the context or circumstances herein so require, the singular shall be construed as the plural and the masculine, feminine and neuter shall be construed interchangeably.
     i. This Guaranty shall be binding upon Guarantor and Guarantor’s successors and assigns and shall inure to the benefit of Lender and the successors and assigns of Lender.
     j. If this Guaranty is one of two or more guaranty agreements executed by more than one guarantor, each term contained in each guaranty agreement will be jointly and severally binding on each such guarantor unless stated otherwise.
     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.

“GUARANTOR”:	TRI-	ISTHMUS GROUP, INC., a Delaware corporation

By:

Dennis M. Smith, Chief Financial Officer
STATE OF                                          )
                                                            )
COUNTY OF                                     )
     This instrument was acknowledged before me this                     day of October, 2007, by Dennis M. Smith, Chief Financial Officer of Tri-Isthmus Group, Inc., a Delaware corporation.

Notary Public, Commission No.:

My commission expires:

(SEAL)